UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2026

Pelican Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42666	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas, Suite 349 New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 612-1400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Units, each consisting of one ordinary share and one right	PELIU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	PELI	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-tenth of one ordinary share	PELIR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

Pelican Acquisition Corporation, a Cayman Islands exempted company (the “Company”), is providing the following clarification regarding the potential application of the 1% excise tax on certain stock repurchases under Section 4501 of the Internal Revenue Code of 1986, as amended, which was enacted as part of the Inflation Reduction Act of 2022.

As previously disclosed in the Company’s proxy statement relating to the proposed business combination with Greenland Exploration Limited, March GL Company and the other parties thereto (the “Business Combination”), the Company does not expect that the 1% excise tax will apply to redemptions of the Company’s ordinary shares in connection with the shareholder vote to approve the Business Combination.

The Company is incorporated as a Cayman Islands exempted company and, accordingly, is not a “covered corporation” within the meaning of Section 4501 of the Internal Revenue Code. As a result, based on currently available guidance and applicable law, the Company does not expect that the excise tax will apply to redemptions of the Company’s ordinary shares by public shareholders in connection with the extraordinary general meeting to approve the Business Combination.

Accordingly, the Company does not expect that any excise tax will reduce the amount of cash received by public shareholders who elect to redeem their shares in connection with the Business Combination.

The foregoing discussion is a summary only and is based on the Company’s current interpretation of applicable law and guidance. Future regulations or other guidance issued by the U.S. Department of the Treasury or the Internal Revenue Service could potentially affect the application of the excise tax, including with retroactive effect.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release dated March 11, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PELICAN ACQUISITION CORPORATION

Dated: March 11, 2026	By:	/s/ Robert Labbé
	Name:	Robert Labbé
Chief Executive Officer

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